Exhibit 10.3
FIRST AMENDMENT TO PROMISSORY NOTE
This FIRST AMENDMENT TO PROMISSORY NOTE, dated as of February 19, 2016 (this "Amendment"), among INTEGRATED BIOPHARMA, INC., a Delaware corporation (the "Company"), INB:MANHATTAN DRUG COMPANY, INC., a New York corporation ("MDC", and together with the Company, collectively,  the "Loan Parties", and each, a "Loan Party"), and VITAMIN REALTY ASSOCIATES, LLC, a New Jersey limited liability company ("Vitamin").
W I T N E S S E T H
WHEREAS, reference is made to the Promissory Note the, dated June 27, 2012, made by the Loan Parties and payable to the order of Vitamin in the original principal amount of $685,985.61 (the "Note");
WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note;
WHEREAS, the Loan Parties have requested that Vitamin amend the Note, as provided herein; and
WHEREAS, Vitamin is willing to amend the Note as set forth below, all on and subject to the terms set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.            Amendment to the Note.  The definition of the term "Maturity Date" appearing in Section 1(a) of the Note is hereby amended by deleting such term in its entirety and inserting the following in replacement thereof:
"Maturity Date" means  February 29, 2020.
2.            Representations and Warranties.  Each Loan Party hereby represents and warrants that:
(a)            No Event of Default has occurred or is continuing.

(b)            Such Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to carry on its business as now conducted.

(c)            The execution and delivery of this Amendment, and the performance by such Loan Party of its obligations under this Amendment are within such Loan Party's organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.
(d)            This Amendment has been duly executed and delivered by such Loan Party and this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.            Effectiveness Conditions.  This Amendment and the amendment set forth in Section 1, shall be effective as of the date hereof when the following condition precedent is satisfied (the "Amendment Effective Date"): Vitamin shall have received an original counterpart of this Amendment, duly executed by each of the parties hereto.
4.            Acknowledgment, Ratification and Reaffirmation.  Each Loan Party hereby:  (i) acknowledges, confirms, ratifies and affirms in all respects the Note (as amended by this Amendment); (ii) acknowledges, ratifies and affirms its respective obligations under the Note (as amended by this Amendment); and (iii) acknowledges, confirms and agrees that all of the terms and provisions of the Note (as amended by this Amendment) remain in full force and effect.
5.            References.  From and after the Amendment Effective Date, any and all references in the Note to "this Note", "hereof", "hereunder" or words of like import referring to the Note shall mean the Note as amended hereby.
6.            Limited Effect.  The amendment set forth in Section 1 hereof is limited precisely as written and shall not be deemed to (a) be a waiver of or amendment to any other term or condition of the Note, or (b) prejudice any right which Vitamin may now have or may have in the future under or in connection with the Note.  The Note (as amended by this Amendment) is hereby ratified and confirmed in all respects, and shall continue in full force and effect.
7.            Amendment.  This Amendment may be amended or modified only by an instrument signed by each of the parties hereto.
8.            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.
9.            WAIVER OF JURY TRIAL.  EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY.
10.            Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
11.            Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
 [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized officers, all as of the day and year first above written.

INTEGRATED BIOPHARMA, INC.

By: /s/ Dina Masi
Name: Dina Masi
Title: CFO

INB:MANHATTAN DRUG COMPANY, INC.

By: /s/ Riva Sheppard
Name: Riva Sheppard
Title: President

[Signature Page to First Amendment to Promissory Note (Vitamin Note)]

VITAMIN REALTY ASSOCIATES, LLC
By: /s/ E. Gerald Kay
Name: E. Gerald Kay
Title: Partner

[Signature Page to First Amendment to Promissory Note (Vitamin Note)]